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[LOGO]

Investor Presentation

Presented by:

	Chairman & CEO:	Rick Matros
November 8, 2005	Executive VP & CFO:	Bryan Shaul

Forward Looking Statements

Statements made in this presentation may contain “forward-looking” information, such as forecasts of future financial performance. Such statements involve risks and uncertainties and are subject to change at any time. Factors that could cause actual results to differ materially include, but are not limited to, the following: potential liability for losses not covered by, or in excess of, our insurance; continued compliance by the Company under its loan agreement; changes in Medicare and Medicaid reimbursements; the impact of federal and state regulations; changes in payor mix and payment methodologies; further consolidation of managed care organizations and other third-party payors; our ability to generate sufficient cash flow to operate our business; and competition for qualified staff in the healthcare industry. More information on these and other factors that could affect our business and financial results are included in our Annual Report on Form 10-K for the year ended December 31, 2004, our Form 10-Q for the quarter ended September 30th, 2005, and other public filings made with the Securities and Exchange Commission.

The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control. We caution that any forward-looking statements made by us are not guarantees of future performance. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Furthermore, any reference to non-GAAP financial information provided is reconciled herein to comparable GAAP financial information included in our SEC filings which are available on our website at www.sunh.com.

Any documents filed by Sun with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and stockholders of Sun may obtain free copies of the documents filed with the SEC by contacting the Investor Relations Department of Sun at (505) 468-2341 (TDD users, please call (505) 468-4458) or by sending a written request to Investor Relations, Sun Healthcare Group, Inc., 101 Sun Avenue NW, Albuquerque, NM 87109. You may also read and copy any reports, statements, and other information filed by Sun with the SEC at the SEC public reference room at 450 Fifth Street, NW, Room 1200, Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 or visit the SEC’s web site for further information on its public reference room.

Investment Highlights

Sun Healthcare Group is a leading long-term care provider with a portfolio of strong core assets

•              After successful restructuring process, positioned to leverage expertise and platform for future growth

•              Geographic diversity and vast range of services

•              Strength of SunBridge as core business

•              Ancillary businesses core to Company’s growth strategy

•              Recent acquisitions with significant strategic opportunities

•              Strong trends toward improving operating efficiency

•              Management team with industry/business expertise and proven track record

Break Through Story

•              Restructuring substantially complete

—                                   Management has executed a structural, operational and financial turnaround

—                                   Portfolio restructuring during which portfolio was reduced from 243 facilities to 102 today

•              Improving operations

—                                   Since 2002, substantial year-over-year increases in revenues, EBITDAR and EBITDA from continuing ops

•              Reducing overhead and controlling risks

—                                   Focused on process improvement; declining number of insurance claims

•              Management team in place

—                                   New CFO, CIO and General Counsel as of first quarter 2005

•              Poised for growth with a strong platform

—                                   2005 marks first year of a stabilized portfolio

Sun History

Significant Operating Improvement

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Sun History

Significant Financial Improvement

[CHART]

Note:

(1) EBITDA and EBITDAR exclude extinguishment of debt

Company Strategy

With its restructuring completed, Sun is now positioned to leverage its infrastructure and operating expertise toward future growth and profitability

•              Continue organic growth of inpatient segment

—                                   Grow inpatient operations by maintaining high occupancy rate and enhancing payor mix

•              Seek growth in ancillary businesses

—                                   Essential in providing diversified revenue sources, favorable payor mix and growth opportunities

•              Increase operational efficiencies

—                                   Disposition of unprofitable assets, reducing overhead, controlling risks and reducing general & professional liabilities

•              Continue to acquire complementary businesses

—                                   Peak Medical and ProCare

Company Overview

	[LOGO]	[LOGO]
Geography	13 States	6 New States
	85 SNFs	48 SNFs
Facilities	8 ALFs	6 ALFs/ILFs
	9 Others	8 Others
Licensed Beds	10,551	6,166
	$840.8mm Revenue	$239.3mm Revenue
LTM Financials (1)	$28.7mm EBITDA	$17.7mm EBITDA
	$67.7mm EBITDAR	$32.6mm EBITDAR

Note:

(1) LTM financials for Sun are as of 9/30/05; 6/30/05 for Peak

Facilities / Services Map

164 Long-term care facilities: 133 SNFs, 14 ALFs / ILFs, 7 mental health facilities, 3 specialty acute care hospitals and 7 others

[MAP]

16,717 Licensed Beds in 19 States

SunBridge — Core Business

Overview

•              102 operating facilities, with 10,551 licensed beds in 13 states

•              $604.2 million in revenues for LTM ended September 30, 2005

•              Primary focus is inpatient skilled nursing, long-term and rehabilitative care

•              For the quarter ended September 30, 2005:

—                                   Occupancy reached 90.2%

—                                   Medicare Revenues were 29.8%

•              10,637 employees

•              Quality 1st pledge

•              Stable reimbursement environment

[PHOTO]

Industry Outlook

•              Favorable demographics

—                                   Aging population and increased life expectancies will support increased demand for LTC facilities

—                                   Number of 85+ Americans projected to double by 2030

•              Decrease of available beds nationwide driving occupancy increases

—                                   From 1999 to June 2005, the number of LTC facilities declined from 17,023 to 16,032 despite demographic shifts

•              Reimbursement stabilized and predictable

—                                   RUG refinement and proposed 2006 Medicare budget could result in approx. $4mm reduction in Medicare reimbursement

—                                   Loss offset by operating efficiency improvement, ancillary growth and Peak acquisition

Ancillary Businesses

Sun’s ancillary businesses are complementary to its core business and provide additional areas of growth

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	[LOGO]	[LOGO]	[LOGO]
Description	One of the largest contract rehab companies, providing physical, occupational and speech rehab therapy services	Specializes in temporary therapy, pharmacy and nursing staffing	Provides home health care and pharmacy services
Geography	39 States	21 States	2 States
Employees	2,315	1,794	1,254
LTM Net Revenue % of Total Revenue	$98.3mm 11.7%	$64.1mm 7.6%	$59.8mm 7.1%

Peak Overview

On Monday, May 16, 2005, Sun announced the acquisition of Peak Medical

•              Operator of 62 long-term care facilities

—                                   48 SNFs, 6 ALFs/ILFs, 8 others

•              For LTM ended June 30, 2005

—                                   Revenues: $239.3 million

—                                   EBITDA: $17.7 million

—                                   EBITDAR: $32.6 million

•              For the quarter ended June 30, 2005:

—                                   Occupancy of 80.6%

—                                   Medicare mix of 30%

•              Formed in January 1998 by Chuck Gonzales and Ernie Schofield

[MAP]

Note: Revenue & EBITDA data is unaudited

Compelling Rationale for Peak Acquisition

Transaction Summary

•              On 5/16/2005 Sun announced its acquisition of Peak Medical

—                                   Transaction value of $151.5 million

—                                   Implied offer price $55.3 million (based on Sun closing price of $6.20 on 5/13/05)

—                                   $96 million of debt assumed

—                                   Approximately 9 million shares issued (37% of PF Sun)

•              Expected closing date in Q4 2005

Strategic Rationale

•              Swift, meaningful step to accelerate growth plan

•              Diversification into new states

•              Accretive transaction

—                                   Synergies from reduction in overhead and workers’ compensation costs, improved purchasing discounts and revenue enhancement opportunities

—                                   Aggregate net synergy amount of $7—$10mm per year; $3-$4 million expected in 2006

—                                   Overlapping Albuquerque back-office operations

•              Larger, more leverageable asset / earnings base

ProCare Acquisition

Expanded Ancillary Footprint

•                                          Acquired ProCare One Nurses, LLC on August 29, 2005

•                                          Leading provider of specialized nurse staffing primarily to hospitals - approximately 1,600 nurses

•                                          ProCare has offices in Santa Ana, CA and West Bloomfield, MI

•                                          2004 revenues of approximately $18.0 million

•                                          Purchase price of $8.3 million paid: $4.2 million in cash, $2.1 million note payable March 29, 2006, and $2.0 million note payable quarterly over three years

•                                          Seller retains liabilities for all professional liability claims and taxes for pre-closing periods

Improving Operations

Census has remained steady as higher-margin Medicare mix has increased quarter-over-quarter…

[CHART]

… Resulting in progressively higher Medicare revenues

Operating Efficiency

Controlling Risks	Reducing Overhead
• Focused on accident prevention and safety in the field	• Extensive overhead cuts occurred with portfolio reduction through 2004
— Event reporting
— Reductions in number of claims and claim size	• Currently examining additional cost cuts

• Improved claims management process	• Three components of overhead:
— Specialized TPAs	— Managing legacy issues
— Dedicated team of in-house attorneys	— Continuing capacity to grow
— On-going support
• Hired Chief Risk Officer	• Hired VP Process Improvement

Management Team

Experienced Team with Successful Track Record

•  Richard Matros — Chairman, Chief Executive Officer

—             Led turnaround at Care Enterprises, from bankruptcy through merger with Regency Healthcare

—             Regency Healthcare’s market cap grew from $20 million to approximately $700 million and subsequently was acquired by Sun

—             Started and built value at three other healthcare ventures after selling Regency

•  Bill Mathies — President, SunBridge

—             Former president of Beverly’s nursing home subsidiary which generated $2.5 billion in annual revenue with 500 plus locations across 30+ states

—             Formed new business development function and consolidated it with the ancillary services arm of Beverly — contract rehab, home care and hospice

•  Bryan Shaul — Executive Vice President, Chief Financial Officer

—             Former EVP & CFO at ResCare, Inc., the nation’s largest provider of services to the developmentally disabled

—             Instrumental in restructuring ResCare’s balance sheet, improving leverage

—             Leading financial roles in three managed care organizations — RightChoice, Primary Health and Humana

Financials

[PHOTOs]

Segment Revenues

As of September 30, 2005

•              Diversified revenue base

•              Increasing importance of ancillary businesses

•              Consistent growth in net revenues

[CHART]

[CHART]

Financial Overview — Sun Standalone

[CHART]

[CHART]

Financial Overview

•      Balance sheet has significantly improved over the last 11 quarters

—             Sale of pharmacy division in July 2003

—             $56 million secondary offering in February 2004

					11 Quarter Improvement
	12/31/02	12/31/03	12/31/04	9/30/05	Amount	%
Working Capital ($)	(74.2)	(57.4)	(30.6)	(27.4)	46.8	63.1%
Total Debt ($)	196.2	78.9	107.2	125.7	70.5	35.9%
Shareholders’ Deficit ($)	(187.2)	(166.4)	(123.4)	(109.5)	77.7	41.5%

Debt / EBITDA (x)	47.9	7.8	7.3	4.4	43.5	90.8%
Net Debt / EBITDA (x)	42.7	5.3	5.8	3.9	38.8	90.9%
Adjusted Net Debt /EBITDAR (x)	9.0	7.4	7.4	6.3	2.7	30.0%

Reconciliation Section

[PHOTOS]

Reconciliation Section

Overview

Definitions of EBITDA and EBITDAR

EBITDA is defined as earnings before depreciation, amortization, interest, net, loss on asset impairment, loss on lease termination, (gain) loss on sale of assets, reorganization gain, net, restructuring costs, net, income tax expense (benefit), and (income) loss from discontinued operations.

EBITDAR is defined as EBITDA before facility rent expense.

EBITDA and EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.

EBITDA and EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA and EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles. As the items excluded from EBITDA and EBITDAR are significant components in understanding and assessing financial performance, EBITDA and EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because EBITDA and EBITDAR are not measurements determined in accordance with generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA and EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

Normalized EBITDA and EBITDAR exclude significant adjustments not related to ongoing operations.

Reconciliation Section

Reconciliation of Net Income (Loss) to EBITDA(R)

	For the Two	For the Ten	For the Year
($mm)	Months Ended 2/28/2002(1)	Months Ended 12/31/2002(1)	Ended 12/31/2002
Net Income (Loss)	1,485.4	(438.0)	1,047.4

Add:
Loss on Discontinued Operations	7.6	—	7.6
Income Taxes	0.1	0.4	0.5
Reorganization Gain, Net	(1.5)	—	(1.5)
Gain on Sale of Assets, Net	—	(8.7)	(8.7)
Loss on Asset Impairment	—	407.8	407.8
Interest, Net	2.7	13.4	16.1
Depreciation and Amortization	4.5	28.4	32.9
EBITDA as Reported	1,498.8	3.3	1,502.1
Add:

Gain on Extinguishment of Debt, Net	(1,498.0)	—	(1,498.0)
EBITDA Excluding Gain on Extinguishment of Debt, Net	0.8	3.3	4.1

Rent	22.7	116.7	139.4
EBITDAR EXCLUDING GAIN ON EXTINGUISHMENT OF DEBT, NET	23.5	120.0	143.5

Note:

(1) As reported in 2002 10-K

Reconciliation Section

Reconciliation of Net (Loss) Income to EBITDA(R)

	For the Three	For the Nine	For the Last
($mm)	Months Ended 12/31/2004	Months Ended 9/30/2005(1)	Twelve Months Ended 9/30/2005
Net (Loss) Income	(4.4)	13.1	8.7

Add:
Loss (Income) on Discontinued Operations	9.9	(13.8)	(3.9)
Income Tax Benefit	—	(0.8)	(0.8)
Loss on Sale of Assets, Net	0.3	0.8	1.1
Restructuring Costs, Net	0.3	0.1	0.4
Loss on Lease Termination	0.2	—	0.2
Loss on Asset Impairment	1.0	0.4	1.4
Interest, Net	2.5	8.6	11.1
Depreciation and Amortization	2.9	6.9	9.8
EBITDA as Reported	12.7	15.3	28.0

Add:
Loss on Extinguishment of Debt, Net	0.3	0.4	0.7

EBITDA Excluding Loss on Extinguishment of Debt, Net	13.0	15.7	28.7
Rent	9.5	29.5	39.0
EBITDAR EXCLUDING LOSS ON EXTINGUISHMENT OF DEBT, NET	22.5	45.2	67.7

Note:

(1) As reported in Third Quarter 2005 10-Q, filed 11/1/05

Reconciliation Section

Reconciliation of Net Income (Loss) to EBITDA(R)

	For the Years Ended		For the Nine Months Ended
($mm)	12/31/2003	12/31/2004	9/30/2004(1)	9/30/2005(1)
Net Income (Loss)	0.4	(18.6)	(14.2)	13.1

Add:
(Income) Loss on Discontinued Operations	(30.5)	28.5	18.6	(13.8)
Income Tax Expense (Benefit)	0.7	(1.2)	(1.1)	(0.8)
(Gain) Loss on Sale of Assets, Net	(4.3)	1.5	1.1	0.8
Restructuring Costs, Net	14.7	2.0	1.6	0.1
Loss on Lease Termination	—	0.2	—	—
Loss on Asset Impairment	2.8	1.0	—	0.4
Interest, Net	16.9	8.9	6.4	8.6
Depreciation and Amortization	7.1	9.2	6.3	6.9
EBITDA as Reported	7.8	31.5	18.7	15.3

Add:
Insurance — Ongoing Operations, Prior Year	1.6	(13.1)	1.7	(0.5)
(Gain) Loss on extinguishment of Debt, Net	—	(3.4)	(3.7)	0.4
Other Normalizing Adjustments, Net	0.7	(0.3)	(2.4)	0.6

EBITDA Normalized	10.1	14.7	14.3	15.8
Rent	38.8	39.1	29.6	29.5
EBITDAR NORMALIZED	48.9	53.8	43.9	45.3

Note:

(1) As reported in third Quarter 2005 10-Q, filed 11/1/05

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